Exhibit 10.47

Quality-826 Rev 002 Page 1 of 10
Subject Heitek Automation Supplier Quality Agreement

1.	PURPOSE AND SCOPE

1.1.	The purpose of this Agreement is to establish quality standards and to define roles and responsibilities between SynCardia and Supplier regarding services and/or product provided.

1.2.	The scope of this agreement includes quality requirements related to materials and/or services provided to SynCardia that are used in the manufacturing process, defined as products manufactured, sold, and distributed by SynCardia, or in production of product.

1.3.	The requirements herein apply to all suppliers and their sub-tier suppliers of materials and services.

1.4.	No deviations or exceptions apply unless mutually agreed upon in writing with an authorized SynCardia representative. It is the Supplier’s responsibility to review and fully understand the requirements herein before accepting a SynCardia purchase order.

2.	GENERAL REQUIREMENTS

2.1.	Unless otherwise specified and approved by SynCardia, the Supplier is required to have an applied Quality Management System (QMS) in place that is operated in accordance with and accredited by a third-party certification body. Evidence of certification is to be furnished to SynCardia upon request.

2.2.	Supplier shall ensure a business contingency plan is implemented that minimizes the risk to SynCardia in the event of a natural disaster, labor dispute, or other disturbances in the supply chain. Evidence of that process should be made available upon request.

2.3.	Supplier shall provide to SynCardia products or services in conformance with the requirements of this agreement and all applicable specifications, drawings, and procedures related to the service, manufacture, supply, test, packaging, labeling, storage and shipment of product to SynCardia.

2.4.	Materials provided must comply with SynCardia specification requirements or, if not otherwise by SynCardia, with manufacturer’s specifications effective at the time of receipt of SynCardia purchase order.

2.5.	Material manufacture dates of supplied material shall not exceed 24 months at the time of material receipt by SynCardia unless agreed upon in writing prior to purchase order release. Material shelf-life requirements shall align with specification requirements.

2.6.	Supplier shall maintain an inventory control system to ensure that nonconforming product is not inadvertently shipped to SynCardia.

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Subject Heitek Automation Supplier Quality Agreement

3.	PARTIES TO THE AGREEMENT

3.1.	This Quality Agreement (“Agreement”) is executed between Heitek Automation (“Supplier”), having a principle place of business at 24435 N. 20th Drive, Phoenix, AZ, 85085, and SynCardia Systems (“Customer”) located at 1992 E. Silverlake Road, Tucson, AZ 85713.

4.	TERM AND EXPIRATION

4.1.	This Quality Agreement is effective as of the approval date on the signature page of this agreement and will continue through the completion of the contract services provided by Supplier to SynCardia, until it is superseded by a new version, or until the business relationship between Supplier and SynCardia is terminated.

5.	AUDIT REQUIREMENTS

5.1.	Supplier shall allow SynCardia, or its authorized representative or notified body, to perform audits of the Supplier’s facilities, systems, documentation, and other requirements related to this agreement and to the Product.

5.2.	The scope of the audit shall be limited to Products supplied for SynCardia and related processes and will be conducted at mutually agreed dates and times.

5.3.	Supplier shall maintain and execute internal audits of its operation to ensure compliance with written processes, procedures, standards and agreements.

6.	PERSONNEL REQUIREMENTS

6.1.	Personnel performing work impacting product or the manufacturing process shall have the requisite education, training, and/or experience to perform their assigned functions in accordance with applicable policies and procedures.

6.2.	Records of training shall be maintained in accordance with Supplier’s record retention policy. Training records shall be made available upon reasonable request during audit.

7.	CHANGES TO SUPPLIER’S QMS

7.1.	Significant changes to the Supplier’s quality management system should be communicated to SynCardia within three (3) business days.

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Subject Heitek Automation Supplier Quality Agreement

8.	RESOLUTION OF QUALITY ISSUES

8.1.	Representatives from both SynCardia and the Supplier’s Quality Assurance departments will be involved in decision-making and resolution of quality issues such as resolution of nonconformances.

8.2.	Resolution and action items will be documented in writing and agreed upon by both parties prior to closure.

9.	CONTROLLED DOCUMENTS

9.1.	Supplier shall maintain a document control process.

9.2.	Controlled documents consist of, but are not limited to:

9.2.1.	Receiving/Shipping Documents

9.2.2.	Standard Operating Procedures

9.2.3.	Specifications

9.2.4.	Process Batch/Manufacturing Records

9.2.5.	Product Protocols and Reports

9.2.6.	Records of Change Control

9.2.7.	Product and Process Validation Records

10.	MANUFACTURING, PROCESSING AND EQUIPMENT CONTROLS

☐ N/A for Service Provider

10.1.	Supplier shall manufacture, test and package product in accordance with product specifications and in compliance with all applicable laws and regulations.

10.2.	Supplier shall ensure that all equipment used in the manufacturing process is appropriately designed, constructed, placed and installed.

10.2.1.	If required, Installation Qualification (IQ), Operational Qualification (OQ) and Performance Qualification (PQ) shall be performed and documented according to approved procedures for validation and verification.

10.3.	SUPPLIER shall ensure that all inspection, measuring, and test equipment used in the manufacturing process for the product is suitable for its intended purposes and can produce valid results.

10.3.1.	Suitability shall include limits for accuracy and precision.

10.3.2.	Measurement assurance of this equipment must be documented.

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Subject Heitek Automation Supplier Quality Agreement

10.4.	Supplier shall establish and maintain schedules for calibration, adjustment, cleaning, and other periodic or preventive maintenance of equipment to ensure that manufacturing specifications are met and sustained.

10.4.1.	Calibration standards used for inspection, measuring and test equipment shall be traceable to national or international standards.

10.4.2.	Supplier shall maintain records associated with equipment maintenance.

10.5.	Supplier shall maintain the facility, manufacturing and testing processes related to the production of product and ensure that these processes are validated or qualified, as applicable.

10.6.	Supplier shall maintain product traceability throughout the manufacturing process and have an adequate system for retrieving information related to failure investigations.

11.	SHIPPING, PACKAGING AND LABELING

☐	N/A for Service Provider

11.1.	Supplier shall ensure that packaging for the product maintains product integrity and prevents damage and/or deterioration during routine shipping.

11.2.	All products shall, where possible, be labeled with both human readable and bar code at the lowest level of packaging and shall contain the following at a minimum:

11.2.1.	SynCardia Part Number

11.2.2.	Supplier Name

11.2.3.	Supplier’s Part Number

11.2.4.	Manufacturer’s Name

11.2.5.	Manufacturer’s Part Number

11.2.6.	Product Description

11.2.7.	Manufacture Date and Lot Code

11.2.8.	SynCardia Purchase Order Number

11.2.9.	Quantity contained therein

11.3.	Supplier shall control all operations to prevent Product mix-ups, and to maintain traceability and product identification.

11.4.	Supplier shall keep records of these activities and make them available to SynCardia upon request.

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Subject Heitek Automation Supplier Quality Agreement

12.	CHANGE MANAGEMENT

12.1.	Supplier change control management for equipment or process changes affecting SynCardia products must be approved by SynCardia prior to implementation.

12.2.	Supplier shall notify SynCardia of all proposed changes that impact the form, fit, function, quality, reliability, or status of the material provided.

12.3.	Supplier, at a minimum, will provide ninety days’ prior written notice before any change implementation to afford SynCardia the means of determining approval for such changes that impact SynCardia’s regulatory requirements.

12.4.	Supplier shall maintain procedures for change notification to SynCardia which are in accordance with this agreement.

12.5.	Summary of applicable product and process changes are listed in Table 1.

Table 1. Summary of Changes and Requirements

TYPE OF CHANGE	SYNCARDIA APPROVAL REQUIRED	SYNCARDIA NOTIFICATION REQUIRED	DOCUMENTATION REQUIRED
Facility Move		X	Advanced notification and validation of the new facility. SynCardia regulatory submission required.
Change in Manufacturing Equipment or Process	X		Validation or Equivalency Report. SynCardia regulatory submission required.
Like-for-like Equipment Part Replacement outside of Preventive Maintenance		X	Advanced notification and Part Equivalency Report or evidence of verification.
Equipment Part Replacement not on approved parts list or Part Change – i.e., breakdown or not Like-for-Like repair	X		Supplier provided change requests, risk assessment and supporting documentation validation or Part Equivalency Report. SynCardia regulatory submission required.
Equipment relocation within a Facility		X	Advanced notification and validation protocol & report. SynCardia regulatory submission required.

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Subject Heitek Automation Supplier Quality Agreement

TYPE OF CHANGE	SYNCARDIA APPROVAL REQUIRED	SYNCARDIA NOTIFICATION REQUIRED	DOCUMENTATION REQUIRED
Product Material Change	X		Material Analysis, risk assessment, product validation/verification (impact assessment). SynCardia regulatory submission required.
Process Material Change	X		Risk assessment and validation protocol & report (impact assessment). SynCardia regulatory submission required.
Manufacturing Improvements (no potential for Product/Process Impact)	X		Supplier provided change request and supporting documentation demonstrating no Product/Process Impact.
Product/Process Parameters/Specs	X		Design Control Requirements. SynCardia regulatory submission required.
Product Software Change	X		Design Control Requirements and verification & validation protocol and report. SynCardia regulatory submission required.
Subcontractor Change		X	Advanced Notification. Subcontractor qualification.
Reduced inspectional requirements (finished QC inspection only)	X		Justification for change including supporting data. SynCardia regulatory submission required.
Reduced in process visual inspection requirements (workmanship standards)	X		Statistical assessment to support process change. SynCardia regulatory submission required.
Deviations from product specification affecting fit, form or function with impact to SynCardia Product.	X		Non-conformance or Scrap Report and evidence of quarantine pending disposition.
Product Configuration	X		Justification for change redlines to drawings for packaging/configuration. SynCardia regulatory submission required.
Storage Conditions	X		Demonstration that specification and product labeling requirements are met.
Manufacturing Environmental Controls		X	Validation and verification protocol & report. SynCardia regulatory submission required.

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Subject Heitek Automation Supplier Quality Agreement

TYPE OF CHANGE	SYNCARDIA APPROVAL REQUIRED	SYNCARDIA NOTIFICATION REQUIRED	DOCUMENTATION REQUIRED
Test Methods	X		Justification and method/equipment validation. SynCardia regulatory submission required.
Labels and Labeling	X		Label/Labeling proof. SynCardia regulatory submission required.
Crucial Supplier change		X	Advanced notification and validation, risk assessment and verification protocol and report. SynCardia regulatory submission required.
Significant* changes to Management, Quality System or Ownership		X	Organization chart, updated QMS certification documentation. SynCardia regulatory submission required.

*	Defined as reportable changes to the organization as a result of company merger or acquisition impacting the Quality Management System.

13.	NONCONFORMING PRODUCT

13.1.	Supplier is responsible for notifying SynCardia of any nonconforming Product that has already been shipped to SynCardia within two (2) business days of discovery.

13.2.	Supplier is required to furnish a Return Material Authorization (“RMA”) for the return of nonconforming product within 48 hours of the request. For issues requiring corrective action, Supplier is required to provide an RMA within 24 hours of the request. Supplier is also required to provide details on the actions of containment within this 24-hour period.

13.3.	Supplier and SynCardia shall cooperate in conducting investigations or implementing corrective actions with respect to nonconforming Product.

13.4.	If investigations conducted by SynCardia reveal that Supplier workmanship has contributed to a Product nonconformance, Supplier shall investigate the nonconformance and identify and implement corrective action to eliminate the nonconformance and/or prevent recurrence.

13.5.	Material identified as non-conforming Material shall not be reworked and sold to SynCardia as new Material unless prior written authorization has been granted.

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Subject Heitek Automation Supplier Quality Agreement

14.	CORRECTIVE AND PREVENTIVE ACTION

14.1.	SynCardia may issue a Request for Corrective Action to the Supplier for nonconforming product, SynCardia complaints and/or findings resulting from on-site audits.

14.2.	Supplier shall maintain procedures for corrective and preventive action, keep records of these activities and make available to SynCardia records related to SynCardia products or services upon request.

15.	DOCUMENT AND RECORD RETENTION

15.1.	Supplier shall maintain procedures for the proper identification, storage, protection, retrieval, retention time and disposition of records for the lifetime of the product.

15.2.	Supplier shall maintain records associated with the manufacture of product. Records include but are not limited to:

15.2.1.	Incoming raw material receipt and inspection records,

15.2.2.	Manufacturing, testing and release records,

15.2.3.	Environmental controls,

15.2.4.	Non-conformances or deviations and associated corrective actions,

15.2.5.	Equipment, Software, and/or Process Validation records, and

15.2.6.	Equipment calibration and maintenance records.

16.	DISPUTES

16.1.	Both parties will use their commercially reasonable efforts to resolve any claim, controversy or dispute concerning any matter related to this agreement.

16.2.	If legal action is commenced, Supplier shall continue to perform its obligations under this agreement pending final resolution of the dispute.

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Subject Heitek Automation Supplier Quality Agreement

17.	QUALITY CONTACTS

SynCardia
Name	Title	Email	Phone
Renata Kennedy	Manager, Quality Assurance	rkennedy@syncardia.com	520-545-1234
Aaron Meier	Director of Quality and Regulatory	ameier@syncardia.com	520-545-1234
SUPPLIER
Name	Title	Email	Phone
Glen Swanson	Quality Manager	gswanson@heitek.com	623-299-8780

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Subject Heitek Automation Supplier Quality Agreement

This Agreement is effective as of the effective date listed below and will continue through the completion of the contract services provided by Supplier to SynCardia, until it is superseded by a new version, or until the business relationship between Supplier and SynCardia is terminated.

In Witness Whereof, the parties have, by duly authorized persons, executed this Agreement.

SynCardia Systems		Heitek Automation

Signature:	/s/ Renata Kennedy	Signature:	/s/ Glen Swanson

Name:	Renata Kennedy	Name:	Glen Swanson

Title:	Quality Assurance Manager	Title:	Quality Assurance Manager

Date:	05 JUNE 2023	Date:	2 June 2023

Quality-806 Rev 002